MFS(R)GOVERNMENT LIMITED MATURITY FUND

Supplement dated May 1, 2002 as revised June 7, 2002 to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated May 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

Average Annual Total Returns(for the periods ended December 31, 2001):

Returns Before Taxes                 1 Year       5 Years      10 Years
                                     ------       -------      --------
    Class I shares                     7.29%        6.07%         5.61%

The fund commenced operations on September 26, 1988, with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. The blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). Class I share performance generally would have been higher than class A share performance had class I shares been offered for the entire period, because operating expenses (e.g., distribution and service fees) attributable to class I shares are lower than those of class A shares.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

           Management Fees...................................... 0.40%
           Distribution and Service (12b-1) Fees................ 0.00%
           Other Expenses....................................... 0.26%
           Total Annual Fund Operating Expenses(1).............. 0.66%

-----------------------
(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Total Annual Fund Operating Expenses" would be 0.65% for Class I shares.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods.

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and.

     o    The fund's operating expenses remain the same.

                   Share Class             Year 1            Year 3            Year 5           Year 10
                   -----------             ------            ------            ------           -------

              Class I shares                $67               $211              $368             $822

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Highlights - Class I Shares

                                                                                                             Period Ended
Class I                                                               Year Ended December 31,                December 31,
                                                            2001       2000          1999          1998          1997*
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 8.24    $ 8.12        $ 8.40        $ 8.40         $ 8.40
                                                                       ------        ------        ------         ------
Income from investment operations#ss.-
    Net investment income                                    $ 0.43    $ 0.50        $ 0.51        $ 0.46         $ 0.53
    Net realized and unrealized gain (loss) on                 0.16      0.12         (0.31)         0.05              --
                                                           --------  --------       --------      -------          --------
investments
      Total from investment operations                       $ 0.59    $ 0.62        $ 0.20        $ 0.51         $ 0.53
                                                             ------    ------        ------        ------         ------
Less distributions declared to shareholders -
    From net investment income                               $(0.43)   $(0.50)       $(0.48)       $(0.51)        $(0.53)
                                                             -------   -------       -------       -------        -------
    In excess of net investment income                        (0.04)      --            --            --             --
                                                          ----------    ----          ----          ----           ----
      Total distributions declared to shareholders           $(0.47)   $(0.50)       $(0.48)       $(0.51)        $(0.53)
                                                             -------   -------       -------       -------        -------
Net asset value - end of period                              $ 8.36    $ 8.24        $ 8.12        $ 8.40         $ 8.40
                                                             ------    ------        ------        ------         ------
Total return                                                   7.29%     8.00%         2.46%         6.25%          6.55%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                 0.66%     0.66%         0.66%         0.66%          0.69%+
    Net investment incomess.                                   5.13%     6.30%         5.91%         6.23%          6.42%+
Portfolio turnover                                             100%      152%           165%          368%           266%
Net assets at end of period (000 Omitted)                    $--+++   $--+++          $  --+++        $185           $182

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ss.  As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
+    Annualized.
++   Not annualized.
+++  Net assets were less than $500.
# Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from certain expense offset arrangements.

       The date of this Supplement is May 1, 2002 as revised June 7, 2002.